SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT






     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:  February 7, 1997

                          Commission File No. 0-14225

                                EXAR CORPORATION
             (Exact Name of Registrant as specified in its charter)

       Delaware                                                    94-1741481

(State or other jurisdiction of                             ( I.R.S. Employer
incorporation or organization)                              Identification No.)

48720 Kato Road, Fremont, California                                94538

(Address  of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (510) 668-7000




ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (a) Effective January 31, 1997, the Board of Directors of Exar Corporation approved the dismissal of KPMG Peat Marwick LLP as the Registrant's independent accountants effective February 3, 1997 and the engagement of Deloitte and Touche LLP as independent accountants for the Registrant for the fiscal year ending March 31, 1997.

          (b) During the two most recent fiscal years and through the date of this report, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused them to make reference thereto in their report on the financial statements for such years.

          (c) KPMG Peat Marwick's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          (d) The Registrant has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG Peat Marwick's letter to the Securities and Exchange Commission dated February 5, 1997 is filed as Exhibit 16 to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

          (c)       Exhibits

                    Letter of KPMG Peat Marwick, addressed to the Securities and Exchange Commission, dated February 5, 1997.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION





By     /s/                                      Date:  February 7, 1997
       Ronald W. Guire
       Executive Vice President,
       Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit No.                        Description                        Page


16                            Letter of KPMG Peat Marwick LLP,           5
                              addressed to the Securities and Exchange
                              Commission, dated February 5, 1997